UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2016

Date of reporting period:	November 1, 2015 — April 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PARTX

Putnam Absolute Return 100 Fund®

Semiannual report 4|30|16

A world of investing.®

Putnam Investments

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

Putnam
Absolute Return
100 Fund®

Semiannual report
4 | 30 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. economy and markets appear to have hit a soft patch, as demonstrated by sluggish gross domestic product (GDP) growth in the first quarter, a lull in jobs expansion, and a continued slowdown in consumer spending. Moreover, corporate earnings have been tepid, leading the stock market to lose some of the momentum it showed from mid-February through the end of March.

Overseas, we believe that many potential headwinds exist. These include political pressures in the European Union and disappointing policy measures in Japan, as well as continuing unsteady growth in many emerging markets.

Despite the recent slowdown, we think the underpinnings of the U.S. economy remain strong. Unemployment remains at multiyear lows and, while first-quarter GDP expansion was weak, the U.S. economy continues to improve on the basis of generally strong fundamentals. Housing is a bright spot in the economy, boosted by low interest rates and robust demand as more Americans find work.

Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from teams of equity and fixed-income research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended April 30, 2016, as well as an outlook for the coming months.

It may be a good time to consult your financial advisor, who can help ensure that your portfolio is aligned with your individual goals, risk tolerance, and investing time horizon.

As always, thank you for investing with Putnam.

Putnam Absolute Return 100 Fund®

# Pursuing positive returns with low volatility

Unlike more traditional funds, Putnam Absolute Return Funds seek positive total returns above the return of U.S. Treasury bills while employing strategies that may produce lower volatility over time. The Putnam Absolute Return 100 Fund can invest in a wide range of securities and provide diversification to a portfolio of more traditional funds.

**The fund's management team has experience in absolute return investing over market cycles.**

Featured from left to right:

**D. William Kohli**
*(industry since 1988)*

**Michael V. Salm**
*(industry since 1989)*

**Paul D. Scanlon, CFA**
*(industry since 1986)*

The fund is not intended to outperform stocks and bonds during strong market rallies.

## Absolute return funds can add investment flexibility to portfolios.

Absolute return funds can pursue a wide range of investments and strategies.

| | Absolute return funds | Traditional bond funds | Traditional balanced funds | U.S. stock funds | International stock funds |
|---|---|---|---|---|---|
| **Absolute flexibility** Free to change holdings rather than follow one market or asset class | ● | | | | |
| **Defines positive return targets** Pursues targeted total returns above the return of U.S. Treasury bills over a full market cycle (three years or more) | ● | | | | |
| **Available strategies** | | | | | |
| U.S. bonds | ● | ● | ● | | |
| U.S. stocks | ● | | ● | ● | |
| Foreign bonds | ● | ● | ● | | |
| Foreign stocks | ● | | ● | | ● |
| Emerging markets | ● | | | | ● |
| Commodities | ● | | | | |
| Hedging strategies | ● | ● | | | ● |
| REITs | ● | | | | |
| Cash | ● | | | | |

All funds involve different levels of risk, have different fees and expenses, and have different objectives that you should consider before investing. See the fund's prospectus for further details.

## Putnam Absolute Return 100 Fund has been less volatile than stocks and bonds.

The fund has pursued active strategies that seek to reduce risk.

**Standard deviation of returns since fund inception 12/23/08–4/30/16**

Treasury bills 0.05%
Putnam Absolute Return 100 Fund® 1.24%
Bonds 2.78%
Stocks 14.55%

Class A shares before sales charge. Stocks are represented by the S&P 500 Index, an unmanaged index of common stock performance. Treasury bills are represented by the BofA Merrill Lynch U.S. Treasury Bill Index, an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Bonds are represented by the Barclays U.S. Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed-income securities. You cannot invest directly in an index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance is not indicative of future results.

2 Absolute Return 100 Fund

Absolute Return 100 Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 3, 5, and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

The fund seeks to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. No information for the target return is provided for periods of less than one year.

The fund is not expected to outperform during periods of market rallies.

* Returns for the six-month period are not annualized, but cumulative.

4	Absolute Return 100 Fund

Interview with your fund’s portfolio manager

Bill, what were some of the key developments influencing the bond market during the six-month reporting period ended April 30, 2016?

The period began on a challenging note, as the Paris terrorist attacks in November fueled geopolitical anxieties. In December, Third Avenue Focused Credit Fund, a high-yield fund with relatively low credit quality and high risk, closed to shareholder redemptions and ceased operations. This development, coupled with a continuing decline in crude oil prices, placed heavy pressure on the high-yield market, and outflows from the asset class accelerated.

On December 16, the Federal Reserve announced that it would raise its target for short-term interest rates by 0.25%. The increase was the Fed’s first rate hike in nearly a decade, and ended the zero-interest-rate policy that had been in place for the past seven years. Although the rate hike was widely anticipated, the timing and magnitude of it generated speculation until the Fed’s official announcement.

Following its initial move, the Fed indicated that it may raise rates up to four times in 2016. Market participants reacted to the central bank’s signals with concern, and the uncertainty sparked volatility.

Oil prices continued to fall as the new year began, declining to levels not seen since 2004, and reaching a low of $31.77 per

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/16. See pages 3, 4, and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Absolute Return 100 Fund	5

barrel on January 20. This factor, along with increasing worries about a collapse in commodity prices generally, as well as mounting fears over an economic slowdown in China, weighed on credit markets until almost mid-February. Credit spreads, or the yield advantage bonds with credit risk offer over comparable-maturity U.S. Treasuries, rose significantly, as risk aversion permeated the markets.

Market turbulence reached a peak on February 11, after which incremental improvements across a broad range of global issues helped credit-sensitive bonds stage a broad-based rally. Oil prices rose well above their January low, China’s central bank eased concerns by implementing additional stimulus measures, and improving U.S. economic data helped allay fears that global economic developments would stall the U.S. expansion. The Fed backed away from its earlier statements, saying that it would take a gradual approach toward raising rates, based on a variety of U.S. and global economic factors. As risk appetite resurfaced, investors reemerged, seeking to capitalize on an expanded set of attractive investment opportunities.

Turning to performance, the fund generated a slightly negative return. What hampered performance?

Our mortgage-credit holdings were the primary detractor. Positions in mezzanine commercial mortgage-backed securities

Allocations are shown as a percentage of the fund’s net assets as of 4/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

6	Absolute Return 100 Fund

[CMBS] and non-agency residential mortgage-backed securities [RMBS] were negatively affected by the risk-off sentiment that spread through the marketplace in January and early February. A challenging supply-and-demand backdrop also weighed on CMBS, as many broker/dealers continued to reduce their inventory of these securities. Both asset classes rebounded in March and April, but not enough to completely offset earlier weakness.

The fund’s interest-rate and yield-curve positioning also hampered performance. We continued our efforts to de-emphasize interest-rate risk by keeping the portfolio’s duration — a key measure of interest-rate sensitivity — close to zero. We also had underweight exposure to the two- to five-year portion of the U.S. Treasury yield curve. This overall strategy was particularly detrimental in January, when risk-off sentiment fueled demand for Treasuries, driving their prices higher and yields lower across the curve.

Our prepayment strategies, which we implemented with securities such as agency interest-only collateralized mortgage obligations [IO CMOs], produced modestly

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Absolute Return 100 Fund	7

negative returns amid the broad risk-off sentiment during the early months of 2016. Additionally, investors were concerned that the lower interest rates we saw in January and February could spur an increased level of mortgage refinancing that would accelerate prepayment speeds on existing securities. Our agency IO CMO positions recovered in March and April, helping to dampen the overall negative outcome of our prepayment strategies.

Turning to the positive side, which holdings helped the fund’s performance?

Investment-grade corporate credit was the biggest contributor. Corporate bonds trended lower during the first half of the period, and like all other credit-sensitive asset classes, were affected by market volatility between January and mid-February. Corporate credit then rebounded sharply through the end of the period, as risk appetite returned to the market and investors sought to capitalize on attractive valuations.

Emerging-market [EM] debt also aided performance, particularly the fund’s holdings in Argentina, Russia, and Venezuela. Argentina has been a significant position in the fund for some time and was the strongest performer among our EM debt holdings during the period. The country’s new president, elected in December, has emphasized market-friendly reforms, which helped facilitate an agreement between Argentina and its holdout creditors. Bonds in Russia and

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8	Absolute Return 100 Fund

Venezuela, meanwhile, rebounded strongly as oil prices rose.

How did you use derivatives during the period?

We used interest-rate swaps and Treasury bond futures to take tactical positions at various points along the yield curve and to hedge the fund’s duration and yield-curve positioning. We also employed interest-rate “swaptions” — which give us the option to enter into a swap contract — to help to hedge the portfolio’s interest-rate risk, to attempt to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations [CMOs], and to help manage downside risks. Lastly, we used credit default swaps in an effort to hedge credit and market risk, and to efficiently access specific issuers and market sectors.

What is your outlook for the coming months?

By period-end, U.S. crude oil prices had recovered to about $46 per barrel. Despite this rebound, the persistent supply glut pushed the prices of long-term oil futures lower during the first quarter of 2016. As of April 30, oil futures prices were at levels that, in our view, could lead to an outright decline in U.S. production in 2016. If this occurs, the balance of global supply and demand could improve, which may result in higher prices as the year progresses, in our view.

After steep plunges in commodity prices and inflation, we believe a lower base, or the overnight interest rate at which banks borrow and lend money to one another, has been established. If global economic activity continues to stabilize, this “base effect” could result in higher global inflation even without a powerful growth or commodity-price rebound, in our view. Consequently, we believe inflation indicators may rise over the course of 2016 even if oil prices remain low. If this scenario proves true, we think it’s likely

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Absolute Return 100 Fund	9

that yields on U.S. Treasuries may also begin to rise.

Despite lackluster recent reports on employment and economic growth, we think U.S. gross domestic product may grow at a rate near 2% over the balance of 2016. Furthermore, we expect that the Fed will continue to raise the federal funds rate if economic data indicate that it is appropriate to continue normalizing monetary policy. We continue to believe that the U.S. central bank may hike rates two times during the latter part of this year. However, we expect the actual pace of tightening to depend on factors such as the health of the labor market, level of inflation, commodity prices, relative strength of the U.S. dollar, actions by other central banks, and financial-market volatility.

How do you plan to position the fund in light of this outlook?

With interest rates still near historic lows at period-end, we plan to keep the fund’s duration close to zero because we believe we’re not being adequately compensated for assuming interest-rate risk.

Valuations in several mortgage-credit sectors, as well as certain portions of the corporate credit market, appear attractive to us from a relative-value perspective. Moreover, we believe fundamental support for these sectors in the form of corporate earnings, revenues, and cash flows, remains generally supportive. As a result, we plan to rely on our fundamental and quantitative research expertise to opportunistically add credit risk to the portfolio.

We think prepayment risk remains attractive, given the prospect of higher interest rates, and will continue to seek what we believe could be productive opportunities in agency IO CMOs.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager D. William Kohli is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael V. Salm and Paul D. Scanlon, CFA.

10	Absolute Return 100 Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	8.07%	6.99%	5.93%	5.93%	2.28%	2.28%	7.57%	6.76%	6.09%	10.07%	10.01%
Annual average	1.06	0.92	0.79	0.79	0.31	0.31	1.00	0.89	0.81	1.31	1.31

5 years	1.28	0.27	0.21	0.21	–2.44	–2.44	1.05	0.29	0.01	2.59	2.53
Annual average	0.26	0.05	0.04	0.04	–0.49	–0.49	0.21	0.06	0.00	0.51	0.50

3 years	0.74	–0.26	0.13	0.13	–1.59	–1.59	0.59	–0.17	0.03	1.44	1.42
Annual average	0.25	–0.09	0.04	0.04	–0.53	–0.53	0.20	–0.06	0.01	0.48	0.47

1 year	–1.01	–2.00	–1.19	–2.17	–1.77	–2.74	–1.07	–1.81	–1.29	–0.85	–0.85

6 months	–0.32	–1.32	–0.50	–1.48	–0.78	–1.77	–0.38	–1.13	–0.50	–0.26	–0.26

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Absolute Return 100 Fund	11

Comparative index returns For periods ended 4/30/16

	BofA Merrill Lynch	Barclays U.S. Aggregate
	U.S. Treasury Bill Index	Bond Index

Life of fund	1.15%	37.32%
Annual average	0.16	4.41

5 years	0.56	19.32
Annual average	0.11	3.60

3 years	0.34	7.02
Annual average	0.11	2.29

1 year	0.19	2.72

6 months	0.15	2.82

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the six-month period ended 4/30/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	1		1	1	1		—	1	1

Income	$0.158		$0.130	$0.082	$0.152		—	$0.184	$0.184

Capital gains	—		—	—	—		—	—	—

Total	$0.158		$0.130	$0.082	$0.152		—	$0.184	$0.184

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/15	$10.07	$10.17	$10.03	$9.98	$10.05	$10.13	$10.00	$10.13	$10.11

4/30/16	9.88	9.98	9.85	9.82	9.86	9.93	9.95	9.92	9.90

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

12	Absolute Return 100 Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class R6	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(7/2/12)	(12/23/08)

	Before	After					Before	After	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value

Life of fund	7.09%	6.01%	5.07%	5.07%	1.45%	1.45%	6.59%	5.79%	5.24%	9.18%	9.12%
Annual average	0.95	0.81	0.68	0.68	0.20	0.20	0.88	0.78	0.70	1.22	1.21

5 years	0.75	–0.26	–0.22	–0.22	–2.96	–2.96	0.51	–0.24	–0.41	2.15	2.09
Annual average	0.15	–0.05	–0.04	–0.04	–0.60	–0.60	0.10	–0.05	–0.08	0.43	0.42

3 years	0.22	–0.78	–0.39	–0.39	–2.01	–2.01	0.06	–0.69	–0.48	1.02	1.00
Annual average	0.07	–0.26	–0.13	–0.13	–0.67	–0.67	0.02	–0.23	–0.16	0.34	0.33

1 year	–1.72	–2.70	–1.90	–2.86	–2.47	–3.44	–1.78	–2.51	–1.89	–1.45	–1.45

6 months	–1.03	–2.02	–1.11	–2.09	–1.49	–2.47	–1.09	–1.83	–1.10	–0.87	–0.87

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses
for the fiscal year ended 10/31/15	0.67%	0.87%	1.42%	0.72%	0.92%	0.42%	0.42%

Annualized expense ratio for the
six-month period ended 4/30/16*	0.62%	0.82%	1.37%	0.67%	0.87%	0.37%	0.37%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.03% from annualizing the performance fee adjustment for the six months ended 4/30/16.

Absolute Return 100 Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/15 to 4/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$3.08	$4.07	$6.79	$3.33	$4.32	$1.84	$1.84

Ending value (after expenses)	$996.80	$995.00	$992.20	$996.20	$995.00	$997.40	$997.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/16, use the following calculation method. To find the value of your investment on 11/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000*†	$3.12	$4.12	$6.87	$3.37	$4.37	$1.86	$1.86

Ending value (after expenses)	$1,021.78	$1,020.79	$1,018.05	$1,021.53	$1,020.54	$1,023.02	$1,023.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Absolute Return 100 Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 1% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 0.50% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Absolute Return 100 Fund	15

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2016, Putnam employees had approximately $484,000,000 and the Trustees had approximately $128,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Absolute Return 100 Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Absolute Return 100 Fund	17

The fund’s portfolio 4/30/16 (Unaudited)

CORPORATE BONDS AND NOTES (32.0%)*	Principal amount	Value

Banking (9.3%)
Abbey National Treasury Services PLC/United Kingdom
company guaranty sr. unsec. unsub. notes 1 3/8s, 2017
(United Kingdom)	$462,000	$462,593

Bank of America Corp. sr. unsec. unsub. notes 2s, 2018	1,159,000	1,164,368

Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 2 1/2s,
2017 (Canada)	423,000	427,450

Bank of Nova Scotia (The) sr. unsec. unsub. notes 1 3/8s,
2017 (Canada)	430,000	430,715

Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 144A sr. unsec. unsub.
notes 1.2s, 2017 (Japan)	430,000	429,478

BNP Paribas SA company guaranty sr. unsec. unsub. bonds
Ser. MTN, 1 3/8s, 2017 (France)	490,000	491,060

BNP Paribas SA company guaranty sr. unsec. unsub. notes
Ser. BKNT, 5s, 2021 (France)	600,000	667,445

Commonwealth Bank of Australia/New York, NY sr. unsec.
unsub. bonds 1 1/8s, 2017	588,000	589,008

Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/
Netherlands (Rabobank Nederland) company guaranty sr.
unsec. notes 3 3/8s, 2017 (Netherlands)	385,000	391,216

Deutsche Bank AG/London sr. unsec. notes 6s, 2017
(United Kingdom)	449,000	471,603

Dexia Credit Local SA/New York 144A company guaranty sr.
unsec. unsub. notes 1 1/4s, 2016 (France)	2,000,000	1,998,398

Fifth Third Bancorp unsec. sub. FRB 1.043s, 2016	1,230,000	1,226,721

HBOS PLC unsec. sub. FRN Ser. EMTN, 1.336s, 2017
(United Kingdom)	1,000,000	993,190

HSBC Finance Corp. sr. unsec. unsub. FRN 1.065s, 2016	1,000,000	1,000,177

HSBC USA, Inc. sr. unsec. unsub. notes 2s, 2018	1,000,000	1,006,215

Intesa Sanpaolo SpA company guaranty sr. unsec. bonds 2 3/8s,
2017 (Italy)	1,500,000	1,506,765

JPMorgan Chase & Co. sr. unsec. unsub. notes 2s, 2017	428,000	432,129

JPMorgan Chase & Co. unsec. sub. notes 3 7/8s, 2024	135,000	139,493

KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.3s, 2018	447,000	451,035

National Australia Bank, Ltd. 144A sr. unsec. FRN 1.326s,
2019 (Australia)	1,000,000	993,814

Nordea Bank AB 144A sr. unsec. FRN 1.078s, 2016 (Sweden)	1,525,000	1,525,122

PNC Bank NA sr. unsec. unsub. notes Ser. BKNT, 1 1/8s, 2017	430,000	430,782

Royal Bank of Canada sr. unsec. unsub. FRN Ser. GMTN, 1.096s,
2016 (Canada)	1,000,000	1,001,328

Royal Bank of Canada sr. unsec. unsub. notes Ser. GMTN, 2.2s,
2018 (Canada)	435,000	441,872

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)	500,000	466,250

Royal Bank of Scotland Group PLC unsec. sub. notes 4.7s, 2018
(United Kingdom)	1,535,000	1,574,557

Santander Issuances SAU company guaranty unsec. sub. notes
5.179s, 2025 (Spain)	200,000	198,509

18	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (32.0%)* cont.	Principal amount	Value

Banking cont.
Svenska Handelsbanken AB company guaranty sr. unsec. notes
2 7/8s, 2017 (Sweden)	$250,000	$254,313

Wells Fargo & Co. sr. unsec. notes 2.1s, 2017	423,000	427,452

		21,593,058
Basic materials (0.4%)
Archer-Daniels-Midland Co. sr. unsec. notes 5.45s, 2018	338,000	365,408

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. unsub.
notes 9s, 2019 (Australia)	245,000	293,876

Southern Copper Corp. sr. unsec. unsub. notes 5 7/8s,
2045 (Peru)	200,000	180,500

		839,784
Capital goods (0.7%)
Boeing Co. (The) sr. unsec. bonds 8 3/4s, 2021	865,000	1,159,552

Covidien International Finance SA company guaranty sr. unsec.
unsub. notes 6s, 2017 (Luxembourg)	430,000	460,560

		1,620,112
Communication services (1.9%)
AT&T, Inc. sr. unsec. unsub. notes 3s, 2022	1,000,000	1,020,005

AT&T, Inc. sr. unsec. unsub. notes 1.7s, 2017	430,000	432,082

Comcast Corp. company guaranty sr. unsec. unsub. bonds
6 1/2s, 2017	430,000	446,642

Verizon Communications, Inc. sr. unsec. notes 2 5/8s, 2020	815,000	839,752

Verizon Communications, Inc. sr. unsec. unsub. FRN
2.164s, 2016	1,000,000	1,004,635

Vodafone Group PLC sr. unsec. unsub. notes 1 1/4s, 2017
(United Kingdom)	744,000	742,444

		4,485,560
Consumer cyclicals (4.3%)
Amazon.com, Inc. sr. unsec. notes 1.2s, 2017	423,000	423,992

Autonation, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2018	365,000	391,973

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	100,000	109,048

Dollar General Corp. sr. unsec. sub. notes 1 7/8s, 2018	300,000	302,658

Ford Motor Credit Co., LLC sr. unsec. unsub. FRN 1.87s, 2016	1,000,000	1,000,145

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5 7/8s, 2021	594,000	685,702

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.134s, 2025	881,000	933,447

Ford Motor Credit Co., LLC sr. unsec. unsub. notes 3.157s, 2020	2,000,000	2,058,362

General Motors Financial Co., Inc. company guaranty sr. unsec.
unsub. notes 3.1s, 2019	2,000,000	2,049,458

S&P Global, Inc. company guaranty sr. unsec. unsub.
notes 3.3s, 2020	1,010,000	1,048,010

Volkswagen International Finance NV 144A company guaranty
sr. unsec. FRN 1.058s, 2016 (Germany)	1,000,000	997,420

		10,000,215
Consumer finance (1.0%)
Air Lease Corp. sr. unsec. notes 2 5/8s, 2018	1,385,000	1,375,732

American Express Co. jr. unsec. sub. FRN Ser. C, 4.9s,
perpetual maturity	370,000	333,629

American Express Co. sr. unsec. notes 7s, 2018	286,000	313,856

American Express Co. sr. unsec. notes 6.15s, 2017	174,000	184,679

		2,207,896

Absolute Return 100 Fund	19

CORPORATE BONDS AND NOTES (32.0%)* cont.	Principal amount	Value

Consumer staples (2.6%)
Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 4.9s, 2046	$577,000	$654,351

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. bonds 3.65s, 2026	578,000	609,267

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. FRN 0.824s, 2017	700,000	699,581

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1.9s, 2019	1,255,000	1,272,987

Anheuser-Busch InBev Finance, Inc. company guaranty sr.
unsec. unsub. notes 1 1/4s, 2018	156,000	156,519

ConAgra Foods, Inc. sr. unsec. notes 7s, 2019	192,000	216,184

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	283,000	287,599

CVS Health Corp. sr. unsec. unsub. notes 2 1/4s, 2018	430,000	439,849

CVS Health Corp. 144A sr. unsec. sub. notes 4 3/4s, 2022	1,030,000	1,158,299

Diageo Capital PLC company guaranty sr. unsec. unsub. notes
1 1/2s, 2017 (United Kingdom)	202,000	203,144

PepsiCo, Inc. sr. unsec. unsub. notes 1 1/4s, 2017	427,000	429,119

		6,126,899
Energy (2.5%)
BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 1.846s, 2017 (United Kingdom)	430,000	433,062

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	430,000	443,133

Chevron Corp. sr. unsec. unsub. notes 1.104s, 2017	423,000	423,246

ConocoPhillips Co. company guaranty sr. unsec. unsub. notes
1.05s, 2017	430,000	426,515

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	25,000	27,403

Petrobras Global Finance BV company guaranty sr. unsec.
unsub. notes 6 1/4s, 2024 (Brazil)	1,047,000	913,508

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5 1/2s, 2021 (Mexico)	1,500,000	1,576,545

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4 1/2s, 2026 (Mexico)	185,000	176,009

Phillips 66 company guaranty sr. unsec. unsub. notes
2.95s, 2017	430,000	438,032

Shell International Finance BV company guaranty sr. unsec.
unsub. notes 5.2s, 2017 (Netherlands)	462,000	479,594

Total Capital International SA company guaranty sr. unsec.
unsub. notes 1.55s, 2017 (France)	423,000	425,048

		5,762,095
Financial (1.9%)
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes
Ser. GLOB, 2 3/8s, 2018	229,000	231,897

KKR Group Finance Co., LLC 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2020	1,977,000	2,306,167

Morgan Stanley sr. unsec. unsub. bonds 4 3/4s, 2017	1,204,000	1,241,134

UBS Group Funding Jersey, Ltd. 144A company guaranty sr.
unsec. notes 3s, 2021 (Jersey)	565,000	566,770

		4,345,968

20	Absolute Return 100 Fund

CORPORATE BONDS AND NOTES (32.0%)* cont.	Principal amount	Value

Health care (2.4%)
AbbVie, Inc. sr. unsec. notes 1 3/4s, 2017	$385,000	$386,989

Actavis Funding SCS company guaranty sr. unsec. notes 1.85s,
2017 (Luxembourg)	2,000,000	2,006,966

Amgen, Inc. sr. unsec. unsub. notes 2 1/8s, 2017	430,000	434,464

AstraZeneca PLC sr. unsec. unsub. notes 5.9s, 2017
(United Kingdom)	430,000	457,741

Biogen, Inc. sr. unsec. sub. notes 3 5/8s, 2022	730,000	778,926

Johnson & Johnson sr. unsec. notes 5.15s, 2018	269,000	293,417

Mylan NV company guaranty sr. unsec. sub. notes 1.8s, 2016	1,000,000	1,000,291

UnitedHealth Group, Inc. sr. unsec. notes 6s, 2018	192,000	208,406

		5,567,200
Insurance (1.2%)
Hartford Financial Services Group, Inc. (The) jr. unsec. sub. FRB
8 1/8s, 2038	235,000	252,919

MetLife, Inc. sr. unsec. unsub. notes 6 3/4s, 2016	430,000	431,926

MetLife, Inc. sr. unsec. unsub. notes 4 3/4s, 2021	1,180,000	1,315,134

Metropolitan Life Global Funding I 144A sr. notes 3s, 2023	790,000	796,228

		2,796,207
Investment banking/Brokerage (0.2%)
Deutsche Bank AG unsec. sub. notes 4 1/2s, 2025 (Germany)	200,000	184,207

Macquarie Bank, Ltd. 144A sr. unsec. notes 4s, 2025 (Australia)	310,000	315,639

		499,846
Real estate (0.5%)
Liberty Property LP sr. unsec. unsub. notes 3 3/8s, 2023 R	550,000	546,799

Select Income REIT sr. unsec. unsub. notes 3.6s, 2020 R	130,000	131,406

Select Income REIT sr. unsec. unsub. notes 2.85s, 2018 R	130,000	130,062

Simon Property Group LP 144A sr. unsec. unsub. notes
1 1/2s, 2018 R	389,000	390,600

		1,198,867
Technology (0.4%)
eBay, Inc. sr. unsec. unsub. notes 1.35s, 2017	430,000	429,764

Intel Corp. sr. unsec. unsub. notes 1.35s, 2017	430,000	432,884

		862,648
Transportation (0.5%)
Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	296,742	301,193

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	23,342	23,838

Federal Express Corp. 2012 Pass Through Trust 144A notes
2 5/8s, 2018	142,283	143,067

FedEx Corp. company guaranty sr. unsec. unsub.
notes 3.2s, 2025	625,000	645,346

		1,113,444
Utilities and power (2.2%)
Consolidated Edison Co. of New York, Inc. sr. unsec. notes
7 1/8s, 2018	289,000	329,559

Dayton Power & Light Co. (The) sr. bonds 1 7/8s, 2016	1,500,000	1,503,830

Electricite de France (EDF) 144A jr. unsec. sub. FRN 5 1/4s,
perpetual maturity (France)	260,000	251,875

IPALCO Enterprises, Inc. sr. notes 5s, 2018	277,000	287,388

PPL WEM, Ltd./Western Power Distribution, Ltd. 144A sr.
unsec. unsub. notes 3.9s, 2016 (United Kingdom)	980,000	980,000

Absolute Return 100 Fund	21

CORPORATE BONDS AND NOTES (32.0%)* cont.	Principal amount	Value

Utilities and power cont.
Texas-New Mexico Power Co. 144A 1st sr. bonds Ser. A,
9 1/2s, 2019	$654,000	$768,451

TransCanada PipeLines, Ltd. sr. unsec. notes 1 5/8s,
2017 (Canada)	1,000,000	1,000,313

		5,121,416

Total corporate bonds and notes (cost $73,550,046)		$74,141,215

MORTGAGE-BACKED SECURITIES (29.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (2.9%)
Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M1, 2.939s,
2025 (Bermuda)	$344,164	$340,710

Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, 22.833s, 2035	25,622	40,532
Ser. 2430, Class UD, 6s, 2017	7,948	8,081
Ser. 3724, Class CM, 5 1/2s, 2037	61,459	69,297
Ser. 2533, Class HB, 5 1/2s, 2017	22,865	23,423
Ser. 3331, Class NV, 5s, 2029	114,734	115,897
Ser. 2513, Class DB, 5s, 2017	13,828	14,078
Ser. 3539, Class PM, 4 1/2s, 2037	45,815	48,460
Ser. 3805, Class AK, 3 1/2s, 2024	54,298	55,216
Ser. 3876, Class CA, 2 3/4s, 2026	55,005	55,772
Ser. 3683, Class JH, 2 1/2s, 2023	3,838	3,841
Ser. 3609, Class LK, 2s, 2024	315,360	317,801
FRB Ser. 8, Class A9, IO, 0.451s, 2028	120,009	1,650
FRB Ser. 59, Class 1AX, IO, 0.273s, 2043	305,815	3,082
Ser. 48, Class A2, IO, 0.212s, 2033	453,753	3,403
Ser. 3835, Class FO, PO, zero %, 2041	1,815,151	1,570,372

Federal National Mortgage Association
IFB Ser. 04-10, Class QC, 26.845s, 2031	51,208	56,460
IFB Ser. 05-75, Class GS, 18.933s, 2035	178,405	248,603
IFB Ser. 11-4, Class CS, 12.022s, 2040	254,667	313,531
Ser. 06-124, Class A, 5 5/8s, 2036	18,214	18,518
Ser. 05-68, Class PC, 5 1/2s, 2035	39,177	41,604
Ser. 02-65, Class HC, 5s, 2017	5,261	5,304
Ser. 09-100, Class PA, 4 1/2s, 2039	12,595	12,780
Ser. 11-60, Class PA, 4s, 2039	38,679	40,675
Ser. 03-43, Class YA, 4s, 2033	277,982	283,243
Ser. 04-2, Class QL, 4s, 2019	105,762	108,576
Ser. 10-155, Class A, 3 1/2s, 2025	35,024	35,774
Ser. 10-81, Class AP, 2 1/2s, 2040	112,967	114,551
FRB Ser. 03-W10, Class 1, IO, 0.711s, 2043	56,887	891
Ser. 98-W2, Class X, IO, 0.697s, 2028	755,336	36,823
Ser. 98-W5, Class X, IO, 0.538s, 2028	231,015	11,262

Government National Mortgage Association
Ser. 14-163, Class NI, IO, 5s, 2044	1,013,730	184,533
Ser. 13-20, Class QI, IO, 4 1/2s, 2042	5,578,549	975,948
Ser. 09-32, Class AB, 4s, 2039	36,435	39,100
Ser. 13-23, Class IK, IO, 3s, 2037	12,624,622	1,325,244
Ser. 10-151, Class KO, PO, zero %, 2037	199,045	171,949

22	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (29.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-4, IO, 1.147s, 2026	$42,589	$—
FRB Ser. 98-2, IO, 1.043s, 2027	25,699	—
FRB Ser. 99-2, IO, 0.84s, 2027	60,913	533
FRB Ser. 98-3, IO, zero %, 2027	29,020	—

		6,697,517
Commercial mortgage-backed securities (21.9%)
Banc of America Commercial Mortgage Trust
Ser. 06-4, Class AJ, 5.695s, 2046	300,000	297,786
FRB Ser. 07-1, Class XW, IO, 0.508s, 2049	775,514	3,027

Banc of America Merrill Lynch Commercial Mortgage, Inc. 144A
FRB Ser. 04-4, Class XC, IO, 0.095s, 2042	47,020	36

Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-PW16, Class AJ, 5.911s, 2040	1,000,000	960,000
FRB Ser. 07-T26, Class AJ, 5.566s, 2045	534,000	485,940
FRB Ser. 06-PW11, Class AJ, 5.557s, 2039	575,000	566,375
Ser. 05-PWR9, Class AJ, 4.985s, 2042	29,918	29,941

Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.557s, 2039	976,000	926,029

Citigroup Commercial Mortgage Trust Ser. 14-GC21, Class AS,
4.026s, 2047	486,000	519,699

COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.956s, 2046	256,000	251,369

COMM Mortgage Pass-Through Certificates FRB Ser. 14-CR14,
Class XA, IO, 1.006s, 2047	11,112,364	424,937

COMM Mortgage Trust
Ser. 07-C9, Class AJ, 5.65s, 2049	602,000	588,997
Ser. 06-C8, Class AJ, 5.377s, 2046	444,000	427,572
FRB Ser. 14-CR18, Class C, 4.896s, 2047	1,407,000	1,453,136
FRB Ser. 13-LC13, Class XA, IO, 1.556s, 2046	6,239,347	352,149
FRB Ser. 14-LC15, Class XA, IO, 1.549s, 2047	10,091,106	667,668
FRB Ser. 14-CR17, Class XA, IO, 1.343s, 2047	5,733,062	353,781

COMM Mortgage Trust 144A FRB Ser. 07-C9, Class AJFL,
1.126s, 2049	1,500,000	1,412,250

Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1,
Class AJ, 6.268s, 2041	500,000	487,150

Credit Suisse First Boston Mortgage Securities Corp. 144A
Ser. 98-C1, Class F, 6s, 2040	117,989	126,249
FRB Ser. 03-C3, Class AX, IO, 2.191s, 2038	413,135	53

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	170,544	170,544

DBUBS Mortgage Trust 144A
FRB Ser. 11-LC2A, Class D, 5.673s, 2044	198,000	213,155
FRB Ser. 11-LC3A, Class D, 5.628s, 2044	1,073,000	1,089,632

GE Capital Commercial Mortgage Corp. FRB Ser. 05-C1, Class D,
4.682s, 2048	972,000	972,972

GE Capital Commercial Mortgage Corp. 144A FRB Ser. 05-C3,
Class XC, IO, 0.119s, 2045	1,056,905	—

GE Capital Commercial Mortgage Corp. Trust FRB Ser. 06-C1,
Class AJ, 5.552s, 2044	948,073	929,112

Absolute Return 100 Fund	23

MORTGAGE-BACKED SECURITIES (29.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
GE Commercial Mortgage Corp. Trust Ser. 07-C1, Class A3,
5.481s, 2049	$183,366	$184,380

GS Mortgage Securities Corp. II FRB Ser. 13-GC10, Class XA, IO,
1.756s, 2046	3,549,294	282,737

GS Mortgage Securities Corp. II 144A FRB Ser. 13-GC10,
Class D, 4.557s, 2046	1,219,000	1,090,030

GS Mortgage Securities Trust
Ser. 06-GG8, Class AJ, 5.622s, 2039	283,000	254,700
FRB Ser. 13-GC12, Class XA, IO, 1.857s, 2046	8,267,406	610,024
FRB Ser. 14-GC22, Class XA, IO, 1.218s, 2047 F	6,960,876	403,879
FRB Ser. 14-GC24, Class XA, IO, 1.009s, 2047	8,663,822	430,557

GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.818s, 2045	389,000	378,606
FRB Ser. 14-GC18, Class D, 5.112s, 2047	520,000	439,866
FRB Ser. 14-GC26, Class D, 4.661s, 2047	389,000	296,854
FRB Ser. 13-GC12, Class D, 4.615s, 2046	1,190,000	1,017,212

JPMBB Commercial Mortgage Securities Trust
Ser. 13-C17, Class AS, 4.458s, 2047	241,000	265,727
FRB Ser. 14-C19, Class XA, IO, 1.408s, 2047	6,460,567	277,804

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 12-LC9, Class D, 4.564s, 2047	326,000	299,040

JPMorgan Chase Commercial Mortgage Securities Trust
FRB Ser. 07-CB20, Class AJ, 6.284s, 2051	572,500	565,573
Ser. 08-C2, Class ASB, 6 1/8s, 2051	148,262	151,509
FRB Ser. 06-LDP6, Class B, 5.846s, 2043	358,332	358,332
FRB Ser. 05-LDP5, Class F, 5.737s, 2044	620,000	620,000
FRB Ser. 05-CB11, Class C, 5.668s, 2037	500,000	519,500
Ser. 06-LDP8, Class AJ, 5.48s, 2045	2,051,000	2,050,590
Ser. 04-LN2, Class A2, 5.115s, 2041	24,086	24,112
FRB Ser. 13-C10, Class C, 4.294s, 2047	300,000	298,260
FRB Ser. 13-LC11, Class C, 3.958s, 2046	335,000	329,875
FRB Ser. 12-C6, Class XA, IO, 2.011s, 2045	4,511,629	311,706
FRB Ser. 13-C10, Class XA, IO, 1.394s, 2047	9,342,877	518,689

JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class E, 5.788s, 2046	1,293,000	1,322,998
FRB Ser. 12-C6, Class E, 5.365s, 2045	1,071,000	977,609

LB-UBS Commercial Mortgage Trust
FRB Ser. 06-C3, Class C, 5.916s, 2039	447,000	438,060
FRB Ser. 06-C6, Class B, 5.472s, 2039	527,000	527,512
FRB Ser. 06-C6, Class AJ, 5.452s, 2039	350,000	347,834
FRB Ser. 07-C2, Class XW, IO, 0.739s, 2040	889,082	3,759

LSTAR Commercial Mortgage Trust 144A
FRB Ser. 15-3, Class B, 3.438s, 2048	1,713,000	1,541,237
FRB Ser. 15-3, Class C, 3.438s, 2048	338,000	291,765

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.026s, 2050	100,009	99,954
Ser. 06-C2, Class AJ, 5.802s, 2043	1,142,000	1,136,290
Ser. 04-KEY2, Class D, 5.046s, 2039	405,306	401,560

24	Absolute Return 100 Fund

MORTGAGE-BACKED SECURITIES (29.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC,
IO, 0.026s, 2043	$2,554,519	$12

ML-CFC Commercial Mortgage Trust
FRB Ser. 06-2, Class AM, 6.103s, 2046	431,000	430,966
Ser. 06-3, Class AJ, 5.485s, 2046	887,000	864,470

ML-CFC Commercial Mortgage Trust 144A FRB Ser. 06-4,
Class XC, IO, 0.797s, 2049	42,933,170	167,439

Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 13-C11, Class C, 4.56s, 2046	400,000	425,129
FRB Ser. 13-C7, Class XA, IO, 1.789s, 2046	14,435,326	1,001,812
FRB Ser. 14-C17, Class XA, IO, 1.423s, 2047	8,721,771	557,496

Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C6, Class XA, IO, 2.223s, 2045	10,293,661	721,586
FRB Ser. 13-C7, Class XB, IO, 0.458s, 2046	24,165,000	520,877

Morgan Stanley Capital I Trust
FRB Ser. 07-T27, Class AJ, 5.82s, 2042	1,002,000	960,918
Ser. 07-IQ14, Class A2, 5.61s, 2049	101,642	101,876
Ser. 07-HQ11, Class AJ, 5.508s, 2044	279,000	275,038

Morgan Stanley Capital I Trust 144A FRB Ser. 11-C3, Class E,
5.351s, 2049	301,000	295,498

Morgan Stanley Re-REMIC Trust 144A FRB Ser. 10-C30A,
Class A3B, 5.246s, 2043	419,098	419,496

UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.123s, 2049	300,000	313,170
FRB Ser. 13-C6, Class D, 4.493s, 2046	665,000	579,282
FRB Ser. 12-C4, Class XA, IO, 1.953s, 2045	6,604,513	548,150
FRB Ser. 12-C2, Class XA, IO, 1.814s, 2063	14,196,357	835,707

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C25, Class AJ, 6.044s, 2043	253,548	253,548
FRB Ser. 06-C29, IO, 0.527s, 2048	33,647,893	43,742

Wachovia Bank Commercial Mortgage Trust 144A FRB
Ser. 07-C31, IO, 0.346s, 2047	74,707,410	105,057

Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.433s, 2046	500,000	509,700
Ser. 12-LC5, Class AS, 3.539s, 2045	424,000	449,942

Wells Fargo Commercial Mortgage Trust 144A FRB
Ser. 13-LC12, Class D, 4.433s, 2046	1,250,000	1,052,581

WF-RBS Commercial Mortgage Trust
Ser. 14-C19, Class C, 4.646s, 2047	212,000	206,764
Ser. 13-C18, Class AS, 4.387s, 2046	491,000	543,213
Ser. 13-UBS1, Class AS, 4.306s, 2046	305,000	335,540
Ser. 13-C12, Class AS, 3.56s, 2048	395,000	415,805
FRB Ser. 13-C17, Class XA, IO, 1.717s, 2046	4,823,854	314,515
FRB Ser. 13-C14, Class XA, IO, 1.017s, 2046	9,225,870	395,513

WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.821s, 2044	514,000	518,832
FRB Ser. 11-C2, Class D, 5.787s, 2044	812,000	813,543
Ser. 11-C4, Class D, 5.265s, 2044	1,045,000	1,104,847

Absolute Return 100 Fund	25

MORTGAGE-BACKED SECURITIES (29.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class E, 5.265s, 2044	$285,000	$281,438
FRB Ser. 12-C7, Class E, 4.992s, 2045	334,000	317,665
FRB Ser. 13-C15, Class D, 4.629s, 2046	905,000	788,908
FRB Ser. 12-C10, Class XA, IO, 1.881s, 2045	4,925,488	387,291
FRB Ser. 13-C12, Class XA, IO, 1.544s, 2048	1,799,485	113,036

		50,748,101
Residential mortgage-backed securities (non-agency) (4.9%)
BCAP, LLC Trust 144A
FRB Ser. 14-RR1, Class 2A2, 2.506s, 2036	500,000	375,167
FRB Ser. 15-RR5, Class 2A3, 1.42s, 2046	410,000	261,663

Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, 1.317s, 2046	2,589,702	1,968,174
FRB Ser. 05-38, Class A3, 0.789s, 2035	245,194	198,970
FRB Ser. 05-59, Class 1A1, 0.769s, 2035	870,282	697,765
FRB Ser. 06-OC2, Class 2A3, 0.729s, 2036	130,596	117,536
FRB Ser. 06-OA10, Class 4A1, 0.629s, 2046	2,914,849	2,040,395
FRB Ser. 06-OC8, Class 2A2A, 0.559s, 2036	259,697	251,906

CSMC Trust 144A FRB Ser. 09-13R, Class 3A2, 2.588s, 2036	368,361	204,440

Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
6.339s, 2028	1,068,470	1,110,888
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.139s, 2028	1,020,000	1,067,018
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
5.989s, 2028	60,000	62,419
Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
5.439s, 2025	140,000	143,850
Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
5.439s, 2025	10,000	10,277

GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2, 0.619s, 2036	767,019	379,713

Morgan Stanley Resecuritization Trust 144A Ser. 15-R4,
Class CB1, 0.598s, 2047 F	1,265,000	885,500

Nomura Resecuritization Trust 144A FRB Ser. 15-4R,
Class 1A14, 0.602s, 2047	1,000,000	480,000

WaMu Mortgage Pass-Through Certificates Trust FRB
Ser. 05-AR17, Class A1B2, 0.849s, 2045	1,261,503	1,040,740

		11,296,421

Total mortgage-backed securities (cost $71,105,184)		$68,742,039

ASSET-BACKED SECURITIES (6.4%)*	Principal amount	Value

Station Place Securitization Trust
FRB Ser. 16-1, Class A, 1.433s, 2017	$1,852,000	$1,852,000
FRB Ser. 15-4, Class A, 1.402s, 2016	3,166,000	3,166,000

Station Place Securitization Trust 144A FRB Ser. 14-2, Class A,
1.055s, 2016	9,902,000	9,902,000

Total asset-backed securities (cost $14,920,000)		$14,920,000

26	Absolute Return 100 Fund

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (2.9%)*	Principal amount/units	Value

Argentina (Republic of) 144A sr. unsec. notes 7 5/8s,
2046 (Argentina)	$209,000	$205,168

Argentina (Republic of) 144A sr. unsec. notes 7 1/2s,
2026 (Argentina)	558,000	565,617

Buenos Aires (Province of) 144A sr. unsec. unsub. notes
10 7/8s, 2021 (Argentina)	600,000	667,500

Croatia (Republic of) 144A sr. unsec. unsub. notes 6 1/4s,
2017 (Croatia)	200,000	207,500

Indonesia (Republic of) 144A sr. unsec. notes 4 3/4s,
2026 (Indonesia)	600,000	637,500

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95s,
2046 (Indonesia)	300,000	333,750

Russia (Federation of) 144A sr. unsec. unsub. bonds 5 5/8s,
2042 (Russia)	3,200,000	3,348,000

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)	675,000	677,531

Total foreign government and agency bonds and notes (cost $6,411,512)		$6,642,566

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (2.8%)*	Principal amount	Value

U.S. Government Agency Mortgage Obligations (2.8%)
Federal Home Loan Mortgage Corporation 4 1/2s, October 1, 2018	$14,457	$14,820

Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, September 1, 2017	76,793	78,925
4 1/2s, August 1, 2018	12,057	12,434

Federal National Mortgage Association Pass-Through Certificates
6s, with due dates from September 1, 2018 to September 1, 2019	34,873	36,152
4 1/2s, November 1, 2044	970,233	1,069,985
4s, TBA, May 1, 2046	1,000,000	1,068,438
3s, TBA, May 1, 2046	4,000,000	4,101,562

		6,382,316

Total U.S. government and agency mortgage obligations (cost $6,376,566)		$6,382,316

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Notes 2s, September 30, 2020 ∆	$58,000	$59,937

Total U.S. treasury obligations (cost $57,976)		$59,937

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.88)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.88	$6,195,800	$26,890

1.55/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.55	6,195,800	24,907

Barclays Bank PLC
(1.809)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.809	6,195,800	40,333

1.481/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.481	6,195,800	16,605

Citibank, N.A.
(2.087)/3 month USD-LIBOR-BBA/May-18	May-16/2.087	5,087,700	5

Absolute Return 100 Fund	27

PURCHASED SWAP OPTIONS OUTSTANDING (0.1%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date cont.	date/strike	amount	Value

Credit Suisse International
(2.915)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.915	$574,800	$11,317

(3.315)/3 month USD-LIBOR-BBA/Apr-47	Apr-17/3.315	574,800	4,422

Goldman Sachs International
(1.835)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.835	6,195,800	40,273

1.4825/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.4825	6,195,800	19,889

(1.82)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.82	3,164,600	2,152

(1.306)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.306	3,164,600	2,025

(2.18625)/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.18625	5,087,700	5

JPMorgan Chase Bank N.A.
(1.15)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.15	3,164,600	3,734

0.8725/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.8725	3,164,600	3,260

Total purchased swap options outstanding (cost $308,927)			$195,817

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (—%)*	strike price	amount	Value

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/$101.52	$2,000,000	$11,540

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Aug-16/101.39	2,000,000	10,640

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/101.98	2,000,000	11,540

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jul-16/102.03	1,000,000	5,980

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.16	2,000,000	2,460

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.91	2,000,000	1,780

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.30	1,000,000	1,470

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.22	1,000,000	1,330

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/101.11	1,000,000	1,160

Federal National Mortgage Association 30 yr 3.0s TBA
commitments (Put)	Jun-16/100.84	1,000,000	820

Total purchased options outstanding (cost $127,813)			$48,720

SHORT-TERM INVESTMENTS (30.3%)*	Principal amount/shares	Value

Agrium, Inc. commercial paper 0.80%, May 2, 2016	$1,500,000	$1,499,942

AutoNation, Inc. commercial paper 0.95%, May 2, 2016	1,500,000	1,499,917

AXA Financial, Inc. commercial paper 0.80%, May 3, 2016	1,000,000	999,951

Bacardi Corp. commercial paper 0.68%, May 4, 2016	1,500,000	1,499,903

Banco Bilbao Vizcaya/NY FRN certificate of deposit 1.47%,
May 16, 2016	1,000,000	$999,725

BASF SE commercial paper 0.70%, June 21, 2016	1,500,000	1,499,026

Cabot Corp. commercial paper 0.68%, May 2, 2016	1,500,000	1,499,942

28	Absolute Return 100 Fund

SHORT-TERM INVESTMENTS (30.3%)* cont.	Principal amount/shares		Value

Church & Dwight Co., Inc. commercial paper 0.72%,
May 11, 2016		$1,500,000	$1,499,762

Jupiter Securitization Co., LLC 144A FRN commercial paper
0.69%, July 25, 2016		1,500,000	1,500,387

Kansas City Southern de Mexico SA de CV commercial paper
0.85%, May 2, 2016		1,500,000	1,499,917

KCP&L Greater Missouri Operations Co. commercial paper
0.60%, May 2, 2016		1,500,000	1,499,942

Kroger Co. (The) commercial paper 0.55%, May 2, 2016		1,500,000	1,499,942

Marriott International, Inc./MD commercial paper 0.75%,
May 6, 2016		1,500,000	1,499,863

Monsanto Co. commercial paper 0.82%, May 26, 2016		1,600,000	1,599,392

NBCUniversal Enterprise, Inc. commercial paper 0.66%,
May 5, 2016		1,500,000	1,499,883

NiSource Finance Corp. commercial paper 0.95%, May 13, 2016		1,500,000	1,499,720

Putnam Short Term Investment Fund 0.44% L	Shares	32,626,890	32,626,890

Sheffield Receivables Co., LLC asset backed commercial paper
1.01%, September 9, 2016		$1,500,000	1,495,882

Syngenta Wilmington Inc. commercial paper 1.00%,
May 4, 2016		1,500,000	1,499,892

Thomson Reuters Corp. 144A commercial paper 1.01%,
July 12, 2016		1,000,000	998,884

U.S. Treasury Bills 0.16%, June 16, 2016 §		5,000	4,999

U.S. Treasury Bills 0.19%, May 19, 2016 # ∆ §		497,000	496,964

U.S. Treasury Bills 0.23%, May 5, 2016 ∆ §		1,738,000	1,737,983

U.S. Treasury Bills 0.30%, May 26, 2016 ∆ §		1,722,000	1,721,811

U.S. Treasury Bills 0.31%, May 12, 2016 ∆ §		403,000	402,984

Union Electric Co. commercial paper 0.77%, May 9, 2016		1,500,000	1,499,802

UnitedHealth Group, Inc. commercial paper 0.68%,
May 24, 2016		1,500,000	1,499,506

WPP CP, LLC 144A commercial paper 1.05%, July 29, 2016		1,500,000	1,497,714

Wyndham Worldwide Corp. commercial paper 0.90%,
May 2, 2016		1,500,000	1,499,917

Total short-term investments (cost $70,075,151)			$70,080,442

TOTAL INVESTMENTS

Total investments (cost $242,933,175)			$241,213,052

Key to holding’s abbreviations

BKNT	Bank Note
bp	Basis Points
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes

Absolute Return 100 Fund	29

PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2015 through April 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $231,617,552.

† This security is non-income-producing.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $26,510,586 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FUTURES CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

	Number of		Expiration	Unrealized
	contracts	Value	date	depreciation

U.S. Treasury Bond 30 yr (Short)	6	$979,875	Jun-16	$(3,762)

Total

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/16 (premiums $3,246,942) (Unaudited)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.
(1.715)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	$3,097,900	$29,523

1.715/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.715	3,097,900	32,497

Barclays Bank PLC
(1.645)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	3,097,900	20,880

1.645/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.645	3,097,900	44,331

30	Absolute Return 100 Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/16 (premiums $3,246,942) (Unaudited) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Citibank, N.A.
2.587/3 month USD-LIBOR-BBA/May-18	May-16/2.587	$5,087,700	$5

2.387/3 month USD-LIBOR-BBA/May-18	May-16/2.387	5,087,700	5

Credit Suisse International
2.515/3 month USD-LIBOR-BBA/Apr-47	Apr-17/2.515	574,800	25,331

Goldman Sachs International
2.58625/3 month USD-LIBOR-BBA/Jun-18	Jun-16/2.58625	10,175,400	10

(1.215)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.215	3,164,600	1,867

(0.901)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/0.901	3,164,600	1,962

(1.65875)/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	3,097,900	24,442

1.65875/3 month USD-LIBOR-BBA/Jun-26	Jun-16/1.65875	3,097,900	44,889

JPMorgan Chase Bank N.A.
1.41/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.41	3,164,600	1,297

1.28/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.28	3,164,600	2,279

(1.0025)/3 month USD-LIBOR-BBA/Jul-17	Jul-16/1.0025	3,164,600	3,070

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	16,499,000	1,709,511

Total			$1,941,899

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $127,813) (Unaudited)

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/$100.80	$2,000,000	$7,100

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.68	2,000,000	6,480

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/100.09	2,000,000	4,220

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Aug-16/99.97	2,000,000	3,840

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.36	2,000,000	7,000

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	2,000,000	4,080

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/101.39	1,000,000	3,590

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jul-16/100.73	1,000,000	2,040

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.45	2,000,000	960

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.20	2,000,000	680

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.63	1,000,000	610

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.56	1,000,000	560

Absolute Return 100 Fund	31

WRITTEN OPTIONS OUTSTANDING at 4/30/16 (premiums $127,813) (Unaudited) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/$100.44	$1,000,000	$470

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.75	2,000,000	360

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/100.19	1,000,000	330

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.50	2,000,000	260

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.95	1,000,000	240

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.91	1,000,000	230

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.77	1,000,000	180

Federal National Mortgage Association
30 yr 3.0s TBA commitments (Put)	Jun-16/99.53	1,000,000	130

Total			$43,360

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

Counterparty
Fixed right or obligation % to receive			Premium	Unrealized
or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)

JPMorgan Chase Bank N.A.
2.117/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.117	$653,200	$(16,005)	$11,398

2.035/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/2.035	653,200	(16,597)	7,727

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	1,265,300	(8,366)	(696)

1.00/3 month USD-LIBOR-BBA/
Apr-27 (Purchased)	Apr-17/1.00	2,530,500	(17,777)	(2,353)

(3.035)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.035	653,200	(17,380)	(15,997)

(3.117)/3 month USD-LIBOR-BBA/
Feb-27 (Purchased)	Feb-17/3.117	653,200	(18,290)	(17,179)

2.655/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.655	2,861,000	18,954	18,740

2.56/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/2.56	2,861,000	18,290	17,996

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	2,530,500	7,748	(2,176)

(1.00)/3 month USD-LIBOR-BBA/
Apr-19 (Written)	Apr-17/1.00	5,061,000	16,195	(3,745)

(1.56)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.56	2,861,000	16,472	(13,361)

(1.655)/3 month USD-LIBOR-BBA/
Feb-19 (Written)	Feb-17/1.655	2,861,000	16,308	(17,796)

Total			$(448)	$(17,442)

32	Absolute Return 100 Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$8,334,500	$(10,533)	4/7/18	3 month USD-	1.149%	$31,559
			LIBOR-BBA

2,915,700	37,866	3/30/26	1.91%	3 month USD-	(24,635)
				LIBOR-BBA

849,600	(11)	3/16/26	3 month USD-	1.79701%	9,650
			LIBOR-BBA

1,028,700 E	2,312	6/15/18	1.20%	3 month USD-	(2,864)
				LIBOR-BBA

14,437,000 E	101,690	6/15/26	1.90%	3 month USD-	(139,971)
				LIBOR-BBA

35,720,600 E	9,761	6/15/21	1.45%	3 month USD-	(287,362)
				LIBOR-BBA

801,800	(11)	3/17/26	1.787%	3 month USD-	(8,325)
				LIBOR-BBA

849,600	(11)	3/16/26	3 month USD-	1.79882%	9,796
			LIBOR-BBA

849,600	(11)	3/16/26	3 month USD-	1.8005%	9,931
			LIBOR-BBA

849,600	(11)	3/16/26	3 month USD-	1.80312%	10,142
			LIBOR-BBA

849,600	(11)	3/16/26	3 month USD-	1.80242%	10,085
			LIBOR-BBA

1,100,500 E	7,372	6/15/46	2.25%	3 month USD-	(3,545)
				LIBOR-BBA

52,500	(2)	4/5/46	2.2375%	3 month USD-	(545)
				LIBOR-BBA

437,400	9,774	4/5/46	2.27%	3 month USD-	1,902
				LIBOR-BBA

437,400	(5,733)	4/5/46	3 month USD-	2.19%	(6,093)
			LIBOR-BBA

2,000,000	(26)	3/18/26	1.78722%	3 month USD-	(20,728)
				LIBOR-BBA

2,000,000	(26)	3/18/26	1.79757%	3 month USD-	(22,689)
				LIBOR-BBA

1,349,000	(18)	3/21/26	1.7325%	3 month USD-	(6,817)
				LIBOR-BBA

1,349,000	(18)	3/21/26	1.73%	3 month USD-	(6,497)
				LIBOR-BBA

174,900	(2)	3/30/26	1.73%	3 month USD-	(773)
				LIBOR-BBA

416,700	(4)	4/14/21	1.152%	3 month USD-	1,782
				LIBOR-BBA

2,901,100	(21)	4/21/26	3 month USD-	1.595%	(27,336)
			LIBOR-BBA

475,000	(4)	4/26/21	1.3125%	3 month USD-	(1,520)
				LIBOR-BBA

Absolute Return 100 Fund	33

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$1,030,000	$(14)	4/26/26	1.7475%	3 month USD-	$(4,903)
				LIBOR-BBA

337,000	(11)	4/26/46	2.232%	3 month USD-	(2,730)
				LIBOR-BBA

Total	$152,297				$(482,486)

E Extended effective date.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB–	BBB–/P	$2,939	$43,000	5/11/63	300 bp	$467
Index

CMBX NA BBB–	BBB–/P	5,604	93,000	5/11/63	300 bp	257
Index

CMBX NA BBB–	BBB–/P	11,483	186,000	5/11/63	300 bp	788
Index

CMBX NA BBB–	BBB–/P	10,944	192,000	5/11/63	300 bp	(96)
Index

Credit Suisse International
CMBX NA BB Index	—	(26,087)	1,478,000	5/11/63	(500 bp)	108,506

CMBX NA BBB–	BBB–/P	4,777	330,000	5/11/63	300 bp	(13,952)
Index

CMBX NA BBB–	BBB–/P	12,109	922,000	5/11/63	300 bp	(40,797)
Index

CMBX NA BBB–	BBB–/P	926	27,000	1/17/47	300 bp	(1,282)
Index

CMBX NA BBB–	BBB–/P	196,102	2,625,000	1/17/47	300 bp	(18,806)
Index

Goldman Sachs International
CMBX NA BBB–	BBB–/P	(249)	36,000	5/11/63	300 bp	(2,319)
Index

CMBX NA BB Index	—	(1,711)	200,000	5/11/63	(500 bp)	16,503

CMBX NA BB Index	—	(1,251)	118,000	5/11/63	(500 bp)	9,495

CMBX NA BB Index	—	(586)	61,000	5/11/63	(500 bp)	4,969

CMBX NA BB Index	—	52	43,000	5/11/63	(500 bp)	3,968

CMBX NA BB Index	—	431	42,000	5/11/63	(500 bp)	4,255

CMBX NA BB Index	—	927	41,000	5/11/63	(500 bp)	4,661

CMBX NA BB Index	—	640	38,000	5/11/63	(500 bp)	4,100

CMBX NA BB Index	—	(54)	27,000	1/17/47	(500 bp)	3,790

CMBX NA BBB–	BBB–/P	(27)	10,000	5/11/63	300 bp	(602)
Index

34	Absolute Return 100 Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 4/30/16 (Unaudited) cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.
CMBX NA BBB–	BBB–/P	$(291)	$29,000	5/11/63	300 bp	$(1,958)
Index

CMBX NA BBB–	BBB–/P	(128)	32,000	5/11/63	300 bp	(1,968)
Index

CMBX NA BBB–	BBB–/P	(550)	33,000	5/11/63	300 bp	(2,447)
Index

CMBX NA BBB–	BBB–/P	(289)	36,000	5/11/63	300 bp	(2,359)
Index

CMBX NA BBB–	BBB–/P	(644)	59,000	5/11/63	300 bp	(4,036)
Index

CMBX NA BBB–	BBB–/P	1,405	123,000	5/11/63	300 bp	(5,667)
Index

CMBX NA BBB–	BBB–/P	255	8,000	1/17/47	300 bp	(399)
Index

CMBX NA BBB–	BBB–/P	3,798	88,000	1/17/47	300 bp	(3,401)
Index

CMBX NA BBB–	BBB–/P	3,542	88,000	1/17/47	300 bp	(3,656)
Index

CMBX NA BBB–	BBB–/P	3,542	88,000	1/17/47	300 bp	(3,656)
Index

CMBX NA BBB–	BBB–/P	3,741	90,000	1/17/47	300 bp	(3,621)
Index

CMBX NA BBB–	BBB–/P	3,563	119,000	1/17/47	300 bp	(6,171)
Index

CMBX NA BBB–	BBB–/P	3,878	128,000	1/17/47	300 bp	(6,592)
Index

CMBX NA BBB–	BBB–/P	24,551	177,000	1/17/47	300 bp	10,073
Index

CMBX NA BBB–	BBB–/P	77,800	391,000	1/17/47	300 bp	45,816
Index

CMBX NA BBB–	BBB–/P	57,434	401,000	1/17/47	300 bp	24,632
Index

JPMorgan Securities LLC
CMBX NA BBB–	BBB–/P	4,703	85,000	1/17/47	300 bp	(2,250)
Index

CMBX NA BBB–	BBB–/P	8,966	170,000	1/17/47	300 bp	(4,940)
Index

CMBX NA BBB–	BBB–/P	4,523	173,000	1/17/47	300 bp	(9,629)
Index

Total		$416,768				$101,676

Absolute Return 100 Fund	35

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2016. Securities rated by Putnam are indicated by “/P.”

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$—	$14,920,000

Corporate bonds and notes	—	74,141,215	—

Foreign government and agency bonds and notes	—	6,642,566	—

Mortgage-backed securities	—	67,376,539	1,365,500

Purchased options outstanding	—	48,720	—

Purchased swap options outstanding	—	195,817	—

U.S. government and agency mortgage obligations	—	6,382,316	—

U.S. treasury obligations	—	59,937	—

Short-term investments	32,626,890	37,453,552	—

Totals by level	$32,626,890	$192,300,662	$16,285,500

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(3,762)	$—	$—

Written options outstanding	—	(43,360)	—

Written swap options outstanding	—	(1,941,899)	—

Forward premium swap option contracts	—	(17,442)	—

Interest rate swap contracts	—	(634,783)	—

Credit default contracts	—	(315,092)	—

Totals by level	$(3,762)	$(2,952,576)	$—

During the reporting period, transfers between Level 1 and Level 2 within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

36	Absolute Return 100 Fund

The following is a reconciliation of Level 3 assets as of the close of the reporting period:

				Change in net
				unrealized			Total	Total
	Balance	Accrued	Realized	appreciation/			transfers	transfers	Balance
Investments	as of	discounts/	gain/	(deprecia-	Cost of	Proceeds	into	out of	as of
in securities:	10/31/15	premiums	(loss)	tion) #	purchases	from sales	Level 3†	Level 3†	4/30/16

Asset-backed
securities	$15,410,000	$—	$—	$—	$1,852,000	$(2,342,000)	$—	$—	$14,920,000

Mortgage-
backed
securities	$2,011,040	—	—	(270,373)	—	—	—	(375,167)	$1,365,500

Totals	$17,421,040	$—	$—	$(270,373)	$1,852,000	$(2,342,000)	$—	$(375,167)	$16,285,500

† Transfers during the reporting period are accounted for using the end of period market value and did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period.

# Includes $(224,000) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	37

Statement of assets and liabilities 4/30/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $210,306,285)	$208,586,162
Affiliated issuers (identified cost $32,626,890) (Notes 1 and 5)	32,626,890

Cash	512,029

Interest and other receivables	1,189,321

Receivable for shares of the fund sold	413,287

Receivable for investments sold	717,800

Receivable for variation margin (Note 1)	47,106

Unrealized appreciation on forward premium swap option contracts (Note 1)	55,861

Unrealized appreciation on OTC swap contracts (Note 1)	242,280

Premium paid on OTC swap contracts (Note 1)	31,867

Total assets	244,422,603

LIABILITIES

Payable for investments purchased	2,643,360

Payable for purchases of delayed delivery securities (Note 1)	5,170,826

Payable for shares of the fund repurchased	2,095,174

Payable for compensation of Manager (Note 2)	63,233

Payable for Trustee compensation and expenses (Note 2)	38,548

Payable for distribution fees (Note 2)	41,214

Payable for variation margin (Note 1)	104,202

Unrealized depreciation on OTC swap contracts (Note 1)	140,604

Premium received on OTC swap contracts (Note 1)	448,635

Unrealized depreciation on forward premium swap option contracts (Note 1)	73,303

Written options outstanding, at value (premiums $3,374,755) (Notes 1 and 3)	1,985,259

Other accrued expenses	693

Total liabilities	12,805,051

Net assets	$231,617,552

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$246,648,321

Undistributed net investment income (Note 1)	265,219

Accumulated net realized loss on investments (Note 1)	(14,563,347)

Net unrealized depreciation of investments	(732,641)

Total — Representing net assets applicable to capital shares outstanding	$231,617,552

(Continued on next page)

38	Absolute Return 100 Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($103,793,013 divided by 10,509,515 shares)	$9.88

Offering price per class A share (100/99.00 of $9.88)*	$9.98

Net asset value and offering price per class B share ($1,558,014 divided by 158,171 shares)**	$9.85

Net asset value and offering price per class C share ($22,707,989 divided by 2,312,055 shares)**	$9.82

Net asset value and redemption price per class M share ($1,826,892 divided by 185,356 shares)	$9.86

Offering price per class M share (100/99.25 of $9.86)*	$9.93

Net asset value, offering price and redemption price per class R share
($34,185 divided by 3,436 shares)	$9.95

Net asset value, offering price and redemption price per class R6 share
($562,111 divided by 56,637 shares)	$9.92

Net asset value, offering price and redemption price per class Y share
($101,135,348 divided by 10,211,479 shares)	$9.90

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	39

Statement of operations Six months ended 4/30/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $65,471 from investments in affiliated issuers) (Note 5)	$3,094,595

Total investment income	3,094,595

EXPENSES

Compensation of Manager (Note 2)	439,750

Distribution fees (Note 2)	259,702

Other	1,152

Total expenses	700,604

Expense reduction (Note 2)	(412)

Net expenses	700,192

Net investment income	2,394,403

Net realized loss on investments (Notes 1 and 3)	(824,794)

Net increase from payments by affiliates (Note 2)	2,652

Net realized loss on swap contracts (Note 1)	(1,824,170)

Net realized loss on futures contracts (Note 1)	(96,316)

Net realized gain on written options (Notes 1 and 3)	154,261

Net unrealized depreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the period	(757,372)

Net loss on investments	(3,345,739)

Net decrease in net assets resulting from operations	$(951,336)

The accompanying notes are an integral part of these financial statements.

40	Absolute Return 100 Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/16*	Year ended 10/31/15

Operations:
Net investment income	$2,394,403	$3,323,171

Net realized loss on investments
and foreign currency transactions	(2,588,367)	(703,199)

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(757,372)	(3,701,694)

Net decrease in net assets resulting from operations	(951,336)	(1,081,722)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(1,760,481)	(1,683,366)

Class B	(20,226)	(23,734)

Class C	(189,140)	(121,397)

Class M	(28,057)	(25,522)

Class R	—	(2,368)

Class R5	(189)	(160)

Class R6	(9,662)	(9,369)

Class Y	(1,839,348)	(1,615,330)

Decrease from capital share transactions (Note 4)	(4,890,081)	(29,325,881)

Total decrease in net assets	(9,688,520)	(33,888,849)

NET ASSETS

Beginning of period	241,306,072	275,194,921

End of period (including undistributed net investment
income of $265,219 and $1,717,919, respectively)	$231,617,552	$241,306,072

* Unaudited.

The accompanying notes are an integral part of these financial statements.

Absolute Return 100 Fund	41

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class A
April 30, 2016**	$10.07	.10	(.13)	(.03)	(.16)	—	(.16)	$9.88	(.32)*	$103,793	.31*	.98*	57*[e]
October 31, 2015	10.25	.13	(.18)	(.05)	(.13)	—	(.13)	10.07	(.49)	113,553.66		1.28	105[e]
October 31, 2014	10.26	.13	.01	.14	(.15)	—	(.15)	10.25	1.37	136,276.64		1.32	98[e]
October 31, 2013	10.16	.15	.03	.18	(.08)	—	(.08)	10.26	1.73	160,057	.64[f]	1.49[f]	81[g]
October 31, 2012	10.15	.16	—[d]	.16	(.15)	—	(.15)	10.16	1.65	158,622	.65[f]	1.55[f]	238[g]
October 31, 2011	10.44	.23	(.30)	(.07)	(.13)	(.09)	(.22)	10.15	(.79)	249,746	.67[f]	2.27[f]	186[g]

Class B
April 30, 2016**	$10.03	.09	(.14)	(.05)	(.13)	—	(.13)	$9.85	(.50)*	$1,558	.41*	.88*	57*[e]
October 31, 2015	10.20	.11	(.17)	(.06)	(.11)	—	(.11)	10.03	(.64)	1,617.86		1.09	105[e]
October 31, 2014	10.21	.11	.01	.12	(.13)	—	(.13)	10.20	1.19	2,467.84		1.12	98[e]
October 31, 2013	10.12	.13	.02	.15	(.06)	—	(.06)	10.21	1.45	3,080	.84[f]	1.27[f]	81[g]
October 31, 2012	10.11	.13	.02	.15	(.14)	—	(.14)	10.12	1.48	2,655	.85[f]	1.33[f]	238[g]
October 31, 2011	10.39	.22	(.32)	(.10)	(.09)	(.09)	(.18)	10.11	(1.03)	3,070	.87[f]	2.10[f]	186[g]

Class C
April 30, 2016**	$9.98	.06	(.14)	(.08)	(.08)	—	(.08)	$9.82	(.78)*	$22,708	.68*	.60*	57*[e]
October 31, 2015	10.15	.05	(.17)	(.12)	(.05)	—	(.05)	9.98	(1.20)	23,503	1.41	.53	105[e]
October 31, 2014	10.15	.06	—[d]	.06	(.06)	—	(.06)	10.15	.58	26,468	1.39	.56	98[e]
October 31, 2013	10.05	.08	.02	.10	—	—	—	10.15	1.00	30,621	1.39[f]	.75[f]	81[g]
October 31, 2012	10.03	.08	.01	.09	(.07)	—	(.07)	10.05	.90	40,649	1.40[f]	.80[f]	238[g]
October 31, 2011	10.33	.16	(.31)	(.15)	(.06)	(.09)	(.15)	10.03	(1.56)	62,600	1.42[f]	1.58[f]	186[g]

Class M
April 30, 2016**	$10.05	.09	(.13)	(.04)	(.15)	—	(.15)	$9.86	(.38)*	$1,827	.33*	.95*	57*[e]
October 31, 2015	10.23	.12	(.17)	(.05)	(.13)	—	(.13)	10.05	(.53)	1,942.71		1.24	105[e]
October 31, 2014	10.24	.13	—[d]	.13	(.14)	—	(.14)	10.23	1.31	2,059.69		1.27	98[e]
October 31, 2013	10.14	.15	.02	.17	(.07)	—	(.07)	10.24	1.70	2,609	.69[f]	1.45[f]	81[g]
October 31, 2012	10.13	.15	.01	.16	(.15)	—	(.15)	10.14	1.61	2,973	.70[f]	1.48[f]	238[g]
October 31, 2011	10.42	.23	(.31)	(.08)	(.12)	(.09)	(.21)	10.13	(.81)	3,576	.72[f]	2.22[f]	186[g]

Class R
April 30, 2016**	$10.00	.07	(.12)	(.05)	—	—	—	$9.95	(.50)*	$34	.43*	.76*	57*[e]
October 31, 2015	10.18	.11	(.18)	(.07)	(.11)	—	(.11)	10.00	(.67)	37.91		1.06	105[e]
October 31, 2014	10.19	.11	—[d]	.11	(.12)	—	(.12)	10.18	1.12	214.89		1.06	98[e]
October 31, 2013	10.10	.13	.02	.15	(.06)	—	(.06)	10.19	1.50	311	.89[f]	1.26[f]	81[g]
October 31, 2012	10.09	.13	—[d]	.13	(.12)	—	(.12)	10.10	1.33	316	.90[f]	1.27[f]	238[g]
October 31, 2011	10.39	.21	(.31)	(.10)	(.11)	(.09)	(.20)	10.09	(1.00)	317	.92[f]	2.06[f]	186[g]

Class R5
April 30, 2016**#	$10.14	.06	(.16)	(.10)	(.18)	—	(.18)	$9.86	(.96)*	$10	.09*	.56*	57*[e]
October 31, 2015	10.32	.16	(.18)	(.02)	(.16)	—	(.16)	10.14	(.22)	10.41		1.56	105[e]
October 31, 2014	10.32	.16	.01	.17	(.17)	—	(.17)	10.32	1.71	10.39		1.58	98[e]
October 31, 2013	10.21	.18	.02	.20	(.09)	—	(.09)	10.32	1.94	10	.39[f]	1.74[f]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	10.21	.89*	10	.13*[f]	.48*[f]	238[g]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

42	Absolute Return 100 Fund	Absolute Return 100 Fund	43

Financial highlights (Continued)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
											Ratio	investment
	Net asset		Net realized								of expenses	income (loss)
	value,		and unrealized	Total from	From	From	Total	Net asset	Total return	Net assets,	to average	to average	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	distribu-	value, end	at net asset	end of period	net assets	net assets	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	tions	of period	value (%)[b]	(in thousands)	(%)[c]	(%)	(%)

Class R6
April 30, 2016**	$10.13	.11	(.14)	(.03)	(.18)	—	(.18)	$9.92	(.26)*	$562	.18*	1.11*	57*[e]
October 31, 2015	10.31	.16	(.18)	(.02)	(.16)	—	(.16)	10.13	(.22)	525.41		1.54	105[e]
October 31, 2014	10.32	.16	.01	.17	(.18)	—	(.18)	10.31	1.63	583.39		1.56	98[e]
October 31, 2013	10.21	.16[h]	.04	.20	(.09)	—	(.09)	10.32	1.97	509	.39[f]	1.57[f,h]	81[g]
October 31, 2012†	10.12	.05	.04	.09	—	—	—	10.21	.89*	10	.13*[f]	.48*[f]	238[g]

Class Y
April 30, 2016**	$10.11	.11	(.14)	(.03)	(.18)	—	(.18)	$9.90	(.26)*	$101,135	.18*	1.11*	57*[e]
October 31, 2015	10.29	.16	(.18)	(.02)	(.16)	—	(.16)	10.11	(.22)	100,119.41		1.54	105[e]
October 31, 2014	10.30	.16	—[d]	.16	(.17)	—	(.17)	10.29	1.61	107,117.39		1.54	98[e]
October 31, 2013	10.21	.18	.02	.20	(.11)	—	(.11)	10.30	1.94	78,562	.39[f]	1.74f	81[g]
October 31, 2012	10.20	.18	.01	.19	(.18)	—	(.18)	10.21	1.90	71,603	.40[f]	1.78f	238[g]
October 31, 2011	10.48	.26	(.31)	(.05)	(.14)	(.09)	(.23)	10.20	(.51)	80,840	.42[f]	2.55f	186[g]

* Not annualized.

** Unaudited.

# Effective February 1, 2016, the fund has liquidated its class R5 shares.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Amount represents less than $0.01 per share.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts as a percentage of average net assets (Note 2):

	10/31/13	10/31/12	10/31/11

Class A	0.10%	0.33%	0.29%

Class B	0.10	0.33	0.29

Class C	0.10	0.33	0.29

Class M	0.10	0.33	0.29

Class R	0.10	0.33	0.29

Class R5	0.09	0.10	N/A

Class R6	0.07	0.08	N/A

Class Y	0.10	0.33	0.29

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been following:

Portfolio turnover %

October 31, 2013	126%

October 31, 2012	641

October 31, 2011	424

h The net investment income ratio and per share amount shown for the period ending October 31, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.	The accompanying notes are an integral part of these financial statements.

44	Absolute Return 100 Fund	Absolute Return 100 Fund	45

Notes to financial statements 4/30/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2015 through April 30, 2016.

Putnam Absolute Return 100 Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek to earn a positive total return that exceeds the return on U.S. Treasury bills by 100 basis points (or 1.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, short-term debt securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Class A shares generally are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective February 1, 2016, the fund has liquidated its class R5 shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

46	Absolute Return 100 Fund

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts for hedging duration and convexity, to isolate prepayment risk, and to manage downside risks.

Absolute Return 100 Fund	47

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

48	Absolute Return 100 Fund

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, for hedging market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well

Absolute Return 100 Fund	49

as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $2,073,256 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $2,095,824 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected

50	Absolute Return 100 Fund

to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2015, the fund had a capital loss carryover of $11,613,980 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$10,120,909	$—	$10,120,909	*

1,493,071	N/A	1,493,071	October 31, 2009

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $243,283,573, resulting in gross unrealized appreciation and depreciation of $1,819,261 and $3,889,782, respectively, or net unrealized depreciation of $2,070,521.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.40% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the BofA Merrill Lynch U.S. Treasury Bill Index plus 1.00% over the thirty-six month period then ended (the “performance period”). The maximum annualized performance adjustment rate is +/– 0.04%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee

Absolute Return 100 Fund	51

even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.199% of the fund’s average net assets before a decrease of $37,946 (0.016% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

Putnam Management has agreed to reimburse the fund $2,652 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for class R5 and R6 shares) that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Effective February 1, 2016, the fund has liquidated its class R5 shares. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $412 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $175, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

52	Absolute Return 100 Fund

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$137,315	Class M	2,760

Class B	3,537	Class R	91

Class C	115,999	Total	$259,702

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $120 and no monies from the sale of class A and class M shares, respectively, and received $62 and $1,257 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $104 and no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments
(Long-term)	$99,064,220	$114,167,823

U.S. government securities (Long-term)	—	—

Total	$99,064,220	$114,167,823

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Absolute Return 100 Fund	53

Written option transactions during the reporting period are summarized as follows:

	Written swap
	option contract	Written swap	Written option	Written option
	amounts	option premiums	contract amounts	premiums

Written options outstanding
at the beginning of the
reporting period	$140,319,625	$3,256,565	$8,000,000	$50,313

Options opened	169,785,200	1,141,174	61,000,000	272,109
Options exercised	(10,661,300)	(85,073)	—	—
Options expired	(105,303,725)	(179,025)	—	—
Options closed	(103,269,300)	(886,699)	(39,000,000)	(194,609)

Written options outstanding at
the end of the reporting period	$90,870,500	$3,246,942	$30,000,000	$127,813

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 4/30/16		Year ended 10/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	2,566,551	$25,397,175	4,825,727	$48,841,162

Shares issued in connection with
reinvestment of distributions	153,994	1,523,000	130,105	1,315,364

	2,720,545	26,920,175	4,955,832	50,156,526

Shares repurchased	(3,485,996)	(34,426,066)	(6,977,627)	(70,669,586)

Net decrease	(765,451)	$(7,505,891)	(2,021,795)	$(20,513,060)

	Six months ended 4/30/16		Year ended 10/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	26,370	$258,076	17,481	$176,527

Shares issued in connection with
reinvestment of distributions	1,655	16,336	1,918	19,336

	28,025	274,412	19,399	195,863

Shares repurchased	(31,135)	(307,273)	(99,962)	(1,010,060)

Net decrease	(3,110)	$(32,861)	(80,563)	$(814,197)

	Six months ended 4/30/16		Year ended 10/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	574,315	$5,641,603	507,037	$5,083,420

Shares issued in connection with
reinvestment of distributions	15,482	152,655	9,809	98,879

	589,797	5,794,258	516,846	5,182,299

Shares repurchased	(633,497)	(6,227,031)	(769,204)	(7,740,723)

Net decrease	(43,700)	$(432,773)	(252,358)	$(2,558,424)

54	Absolute Return 100 Fund

	Six months ended 4/30/16		Year ended 10/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	16,136	$159,803	44,790	$451,570

Shares issued in connection with
reinvestment of distributions	2,798	27,616	2,275	22,950

	18,934	187,419	47,065	474,520

Shares repurchased	(26,885)	(266,680)	(55,066)	(555,450)

Net decrease	(7,951)	$(79,261)	(8,001)	$(80,930)

	Six months ended 4/30/16		Year ended 10/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	225	$2,239	5,880	$59,039

Shares issued in connection with
reinvestment of distributions	—	—	143	1,433

	225	2,239	6,023	60,472

Shares repurchased	(510)	(5,022)	(23,339)	(234,354)

Net decrease	(285)	$(2,783)	(17,316)	$(173,882)

	Period ended 4/30/16*		Year ended 10/31/15

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—

Shares issued in connection with
reinvestment of distributions	19	189	15	160

	19	189	15	160

Shares repurchased	(1,048)	(10,338)	—	—

Net increase (decrease)	(1,029)	$(10,149)	15	$160

	Six months ended 4/30/16		Year ended 10/31/15

Class R6	Shares	Amount	Shares	Amount

Shares sold	12,740	$125,593	35,901	$365,506

Shares issued in connection with
reinvestment of distributions	973	9,662	923	9,369

	13,713	135,255	36,824	374,875

Shares repurchased	(8,898)	(87,359)	(41,507)	(421,598)

Net increase (decrease)	4,815	$47,896	(4,683)	$(46,723)

	Six months ended 4/30/16		Year ended 10/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,309,198	$52,675,210	9,360,103	$95,109,189

Shares issued in connection with
reinvestment of distributions	171,150	1,696,096	144,456	1,463,342

	5,480,348	54,371,306	9,504,559	96,572,531

Shares repurchased	(5,168,932)	(51,245,565)	(10,010,581)	(101,711,356)

Net increase (decrease)	311,416	$3,125,741	(506,022)	$(5,138,825)

* Effective February 1, 2016, the fund has liquidated its class R5 shares.

Absolute Return 100 Fund	55

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R	501	14.6%	$4,985

Class R6	1,049	1.9	10,406

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$21,277,630	$177,819,087	$166,469,827	$65,471	$32,626,890

Totals	$21,277,630	$177,819,087	$166,469,827	$65,471	$32,626,890

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$11,300,000

Purchased swap option contracts (contract amount)	$82,700,000

Written TBA commitment option contracts (contract amount) (Note 3)	$22,600,000

Written swap option contracts (contract amount) (Note 3)	$100,300,000

Futures contracts (number of contracts)	30

Centrally cleared interest rate swap contracts (notional)	$135,600,000

OTC credit default contracts (notional)	$10,500,000

56	Absolute Return 100 Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Credit contracts	Receivables	$187,886	Payables	$502,978

Investments,
	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Interest rate contracts	appreciation	393,935*	depreciation	2,790,644*

Total		$581,821		$3,293,622

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(40,203)	$(40,203)

Interest rate contracts	(637,733)	(96,316)	(1,783,967)	$(2,518,016)

Total	$(637,733)	$(96,316)	$(1,824,170)	$(2,558,219)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for
as hedging instruments under
ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$67,906	$67,906

Interest rate contracts	391,482	4,776	85,289	$481,547

Total	$391,482	$4,776	$153,195	$549,453

Absolute Return 100 Fund	57

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total

Assets:

Centrally cleared interest rate swap contracts§	$—	$—	$47,106	$—	$—	$—	$—	$—	$—	$47,106

OTC Credit default contracts*#	—	—	—	—	134,593	53,293	—	—	—	187,886

Futures contracts§	—	—	—	—	—	—	—	—	—	—

Forward premium swap option contracts#	—	—	—	—	—	—	55,861	—	—	55,861

Purchased swap options**#	51,797	56,938	—	5	15,739	64,344	6,994	—	—	195,817

Purchased options**#	—	—	—	—	—	—	48,720	—	—	48,720

Total Assets	$51,797	$56,938	$47,106	$5	$150,332	$117,637	$111,575	$—	$—	$535,390

Liabilities:

Centrally cleared interest rate swap contracts§	—	—	96,385	—	—	—	—	—	—	96,385

OTC Credit default contracts*#	29,554	—	—	—	288,751	149,662	—	35,011	—	502,978

Futures contracts§	—	—	—	—	—	—	—	—	7,817	7,817

Forward premium swap option contracts#	—	—	—	—	—	—	73,303	—	—	73,303

Written swap options#	62,020	65,211	—	10	25,331	73,170	1,716,157	—	—	1,941,899

Written options#	—	—	—	—	—	—	43,360	—	—	43,360

Total Liabilities	$91,574	$65,211	$96,385	$10	$314,082	$222,832	$1,832,820	$35,011	$7,817	$2,665,742

Total Financial and Derivative Net Assets	$(39,777)	$(8,273)	$(49,279)	$(5)	$(163,750)	$(105,195)	$(1,721,245)	$(35,011)	$(7,817)	$(2,130,352)

Total collateral received (pledged)†##	$—	$—	$—	$—	$(163,750)	$(105,195)	$(1,704,836)	$—	$—

Net amount	$(39,777)	$(8,273)	$(49,279)	$(5)	$—	$—	$(16,409)	$(35,011)	$(7,817)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

58	Absolute Return 100 Fund	Absolute Return 100 Fund	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60	Absolute Return 100 Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Investment Sub-Advisor	George Putnam, III	Janet C. Smith
The Putnam Advisory	Robert L. Reynolds	Vice President,
Company, LLC	W. Thomas Stephens	Principal Accounting Officer,
One Post Office Square		and Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	President	Vice President and
Putnam Retail Management		Assistant Treasurer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	James P. Pappas
	Principal Executive Officer, and	Vice President
Custodian	Compliance Liaison
State Street Bank		Mark C. Trenchard
and Trust Company	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Legal Counsel	Principal Financial Officer
Ropes & Gray LLP		Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam Absolute Return 100 Fund®. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

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SA104
300671 6/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: June 28, 2016